                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 1999


                          Discover Card Master Trust I
               --------------------------------------------------
              (Exact name of registrant as specified in charter)



    Delaware                    0-23108                         51-0020270
    --------                    -------                         ----------
   (State of                 (Commission                      (IRS Employer
 Organization)               File Number)                   Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                          19720
----------------------------------------                    ---------
(Address of principal executive offices)                    Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184

Former name or former address, if changed since last report:  Not Applicable

Item 5.Other Events

         Series 1994-3.


                  As of February 26, 1999, Greenwood Trust Company as Master Servicer under the Series 1994-3 Supplement, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, dated as of October 20, 1994 (the "Series 1994-3 Supplement"), elected pursuant to
Section 20 of the Series 1994-3 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the October 1999 Distribution Date (as each such term is defined in the Series 1994-3 Supplement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Discover Card Master Trust I
                                       (Registrant)


                                    By:      Greenwood Trust Company
                                             (Originator of the Trust)



                                    By:  /s/ John J. Coane
                                       ----------------------------------------
                                         John J. Coane
                                         Vice President, Director of Accounting
                                         and Treasurer


Date:  February 26, 1999